GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A and Institutional Shares of the

Goldman Sachs Tax-Advantaged Global Equity Portfolio
Goldman Sachs Enhanced Dividend Global Equity Portfolio
(collectively, the “Funds”)

Supplement dated April 9, 2009 to the
Prospectuses dated December 29, 2008

The following replaces the “Portfolio Managers” section in its entirety in the “Service Providers—Portfolio Managers” section of each of the Prospectuses for the Class A and Institutional Shares for the Funds:

The Quantitative Investment Strategies (“QIS”) team manages exposure to stock, bond, currency and commodities markets. The team develops sophisticated quantitative models and processes to generate potential alpha by forecasting returns and controlling exposure to a wide variety of risks. These proprietary models, which are continually refined, are developed in a highly academic, innovative team environment. The QIS team’s proprietary research on these models is dynamic and ongoing, with new strategies continually under development.

Quantitative Investment Strategies Team

■	The QIS team consists of over 115 professionals, including 15 Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Responsible	Five Year Employment History
Katinka Domotorffy, CFA Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer	Since 2009	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies team in 1998. She is the Head and Chief Investment Officer of the Quantitative Investment Strategies team.

Don Mulvihill Managing Director and Senior Portfolio Manager	Since 2008	Mr. Mulvihill joined the Investment Adviser in 1981 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the Quantitative Equity team in 1999 and is responsible for the Portfolios’ portfolio management process, including setting research priorities and client contact.

Years
Primarily
Name and Title	Responsible	Five Year Employment History
Monali Vora, CFA Vice President and Portfolio Manager	Since 2009	Monali is a member of the Taxable Investment Strategies team which she joined in 2006. Prior to working in the Taxable Investment Strategies team, she spent five years as a member of the Equity Portfolio Implementation team. Monali joined GSAM in 2000.

Katinka Domotorffy, CFA, Head and Chief Investment Officer of the QIS team, is ultimately responsible for the Funds’ investment process. Don Mulvihill is the Senior Portfolio Manager responsible for taxable portfolios, and is responsible for the Funds’ portfolio management process, including setting research priorities and client contact. Monali Vora, CFA, is a Portfolio Manager and is also responsible for taxable portfolios.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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TAGEDGPMSTK 04-09